UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2004

CRT PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200 BOCA RATON, FLORIDA	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

KOGER EQUITY, INC.

(Former Name or Former Address, if Changed Since Last Reports)

Item 9. Regulation FD Disclosure.

CRT Properties, Inc. announced the ringing of the closing bell at the New York Stock Exchange by its CEO, Thomas J. Crocker on Friday, July 16, 2004 and that it would be added to the S&P Smalll Cap 600 Real Estate Investment Trusts Sub-Industry Index, as more particularly described in its News Release, dated July 14, 2004, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

CRT Properties, Inc. announced its quarterly conference call to discuss second quarter 2004 financial results on Wednesday, August 4, 2004, as more particularly described in its News Release, dated July 15, 2004, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

For more information on CRT Properties, Inc., contact the company at 800-850-2037 or visit its web site at www.koger.com.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description of Exhibit
99(a)	CRT Properties, Inc. News Release, dated July 14, 2004.
99(b)	CRT Properties, Inc. News Release, dated July 15, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRT PROPERTIES, INC.
Dated: July 19, 2004	By:	/s/ Todd J. Amara
Todd J. Amara
		Title:	Vice President

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